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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
HydroMaid International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HYDROMAID INTERNATIONAL, INC.

1350 East Draper Parkway
Draper, Utah 84020

PROXY STATEMENT

November 20, 2002

SOLICITATION OF PROXIES

Date, Time, and Place

        This Proxy Statement and the accompanying proxy/voting instruction form ("Proxy Form") are being mailed beginning on or about December 2, 2002, to holders of common shares (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of HYDROMAID INTERNATIONAL, INC., a Nevada corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting"), to be held at 1:00 P.M. (Mountain Standard Time) on Saturday, January 11, 2003 in the Amethyst Ball Room of the Downtown Salt Lake City Marriott Hotel, 220 South State Street, Salt Lake City, Utah 84111. The phone number for the Marriott Hotel is 801-961-8700.

Quorum and Voting

        Proxies are solicited to give all Stockholders of record at the close of business on November 22, 2002 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. This procedure is necessary because Stockholders live in various states and many may not be able to attend the Meeting. Shares of Common Stock (the "Shares") can be voted only if the Stockholder is present in person or is represented by proxy. The presence, in person or by proxy, of the holders of a majority of the total outstanding voting Shares is necessary to constitute a quorum at the Meeting.

        When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Form and broker non-votes are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

        As of the Record Date, there were 26,974,538 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting other than the election of Directors if any stockholders elect to vote by cumulative voting.

        No stockholder may cumulate votes in the election of directors unless the candidates' names have been placed in nomination prior to commencement of the voting and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate votes. If any stockholder has given such a notice, then every stockholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which that stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among any or all of the candidates, as the stockholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Solicitation and Cost

        The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including the costs of preparing, printing, and mailing to the Stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the Directors, Officers, and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication.

Revocability of Proxy

        If you wish to give your proxy to someone other than the persons designated by the Board of Directors, all names appearing on the enclosed Proxy Form must be crossed out and the name of another person or persons inserted. The signed Proxy Form must be presented at the Meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the Meeting by executing a later-dated proxy, by voting by ballot at the Meeting, or by filing a written revocation of your proxy with the Company before the Meeting.

        Your vote is important. Accordingly, you are urged to sign and return the accompanying Proxy Form whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

        As a matter of policy, proxies, ballots, and voting tabulations that identify individual Stockholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing Proxy Forms and tabulating the vote. The vote of any Stockholder is not disclosed except as may be necessary to meet legal requirements.

Documents Incorporated by Reference

        The Company specifically incorporates the Financial Statements for the year ended December 31, 2001, filed as part of the 2001 Annual Report on Form 10-KSB in response to Item 13 of the 10-KSB (the "Annual Report"). The Annual Report and accompanying Financial Statements should have been enclosed in the mailing containing this Proxy Statement. If you did not receive a copy of the Annual Report and Financial Statements, please contact the Company and request that the information be sent to you. A copy of the 2001 Annual Report may be obtained from the Company without cost to the requesting Stockholder by contacting the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

        As of the Record Date for the Annual Meeting of Stockholders, the number of issued and outstanding shares of Common Stock totaled 26,974,538.

Principal Stockholders

        The following table sets forth information concerning the beneficial ownership of the Company's Shares as of November 22, 2002 for (i) each current Director and each nominee for Director (ii) each named executive officer of the Company as defined in 402(a)(2) of Regulation S-B of the Securities Act of 1933 ("Named Executive Officers"), (iii) all persons known by the Company to beneficially own more than 5% of the Company's voting Shares, and (iv) all Named Executive Officers and Directors of the Company as a group. See also "Certain Relationships and Related Transactions" below.

Name	Title	Amount and Nature of Ownership(1)(2)	Percentage of Class(3)
Mark S. Brewer(4)	Vice President and Director	279,333	1.0%
Bruce H. Haglund(5)	Secretary and Director	211,000	*
Culley W. Davis(6)	Director Nominee	3,952,947	14.3
Bart C. Warner(7)	Beneficial Owner	1,547,000
All Directors and Executive Officers as a Group(8)		4,442,780	16.1%

*
Less than one percent.

(1)
Unless otherwise noted, the Company believes that all Shares are beneficially owned and that all persons named in the table or family members have sole voting and investment power with respect to all Shares owned by them. Unless otherwise indicated, the contact address of each individual is 1350 East Draper Parkway, Draper, Utah 84020.

(2)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options.

(3)
Assumes 26,974,538 shares outstanding plus, for each individual, any securities that such individual has the right to acquire upon exercise of presently exercisable stock options. Each beneficial owner's percentage of ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(4)
Includes options to purchase 150,000 shares at an exercise price of $.25, 33,333 shares at an exercise price of $1.00, 10,000 shares at an exercise price of $5.00, and 50,000 shares at an exercise price of $5.50.

(5)
Includes options to purchase 100,000 shares at an exercise price of $.25, 25,000 shares at an exercise price of $1.00, and 50,000 shares at an exercise price of $5.50.

(6)
Includes options to purchase 100,000 shares at an exercise price of $.25, 225,000 shares at an exercise price of $1.00, and 300,000 shares at an exercise price of $5.50. All of the 3,355,447 shares owned by Mr. Davis are pledged to the Bart C. Warner Revocable Trust. Although Mr. Davis has voting power over such shares, Bart C. Warner, Trustee of the Bart C. Warner Revocable Trust has dispositive power.

(7)
Does not include 3,355,447 shares owned by Culley W. Davis that are pledged to the Bart C. Warner Revocable Trust. See Note 6 above. Mr. Warner's address is 2240 South 5370 West, West Valley City, Utah 84120.

(8)
Includes options to purchase 322,500 shares at an exercise price of $.25, 283,333 shares at an exercise price of $1.00, 10,000 shares at an exercise price of $5.00, and 400,000 shares at an exercise price of $5.50.

Certain Relationships and Related Transactions

        On November 8, 2000, the Company extended a $300,000 loan to Lighthouse Capital, Inc., which is solely owned by entities controlled by Culley W. Davis. The note pertaining thereto bears interest at the rate of 6.2 percent per annum and is payable on or before November 8, 2001. On December 31, 2001, the Company, Lighthouse Inc. and Liquitek Enterprises, Inc. agreed that Liquitek Enterprises, Inc. would assume the responsibility for this $300,000 loan and accrued interest in consideration for Liquitek Enterprises, Inc. being relieved of its obligation to Lighthouse, Inc.

        In October 2000, the Company entered into a month-to-month lease with Lighthouse Capital, Inc., which is solely owned by entities controlled by Culley W. Davis. The monthly lease payment totals $9,200. In November 2001, the Company terminated this month-to-month lease.

        Gibson, Haglund & Paulsen, the Company's attorneys, were paid approximately $77,000 and $150,000 in legal fees for services rendered during 2001 and 2000, respectively. Bruce H. Haglund, a Director, the Secretary, and stockholder of the Company, is a member of the law firm.

        On October 20, 1999, J. Steven Young was appointed as a Director of the Company. For his service as a Director and a consultant for a two-year period, the Company entered into an agreement with Mr. Young providing that the Company will compensate him by issuing a total of 300,000 shares of the Company's Common Stock. The Company issued 200,000 shares for the first year of service and recorded compensation expense of approximately $974,000 and $239,000 for the years ended December 31, 2000 and 1999, respectively. Mr. Young resigned as a member of the board of directors of the Company in August 2001.

Compliance With Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act requires the Company's officers, Directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors, and greater than 10% beneficial owners are required by Securities and Exchange Commission ("SEC") regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company believes all filing requirements applicable to its Officers, Directors, and greater than 10% beneficial owners were complied with in 2001.

Board of Directors

        The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, in accordance with corporate governance principles, the Board is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. The Board held four meetings during 2001. All Directors attended more than 75% of the Meetings held.

Committees of the Board

        During 1999, the Board of Directors established a number of committees, including a Finance Committee, an Audit Committee, and a Compensation Committee, each of which is briefly described below. Upon the election of Directors at the Meeting, the Committees will be reconstituted for the ensuing year.

        The Finance Committee was established to oversee Company expenditures and approve contracts entered into by the Company requiring the payment of $50,000 or more. The Committee consists of Bruce H. Haglund and Mark S. Brewer. There is one vacancy on the Compensation Committee at this time.

        The Audit Committee was established to meet with management to consider the adequacy of the internal controls and the objectivity of financial reporting; the committee meets with the independent auditors and with appropriate Company financial personnel about these matters. The committee recommends to the Board of Directors the appointment of the independent auditors, subject to ratification by the Stockholders at the Annual Meeting. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. The committee consists of Mark S. Brewer and Bruce H. Haglund. There is one vacancy on the Audit Committee at this time.

        The Compensation Committee negotiates employment contracts, recommends to the Board of Directors compensation for officers, Directors, and employees, and administers management incentive compensation plans, including stock option plans. The committee consists of Mark S. Brewer and Bruce H. Haglund. There is one vacancy on the Compensation Committee at this time.

Compensation of Directors

        The Company's policy is not to pay cash compensation to directors who are employees or consultants of the Company for their services as directors, but reimburses reasonable out-of-pocket expenses of directors for attendance at meetings.

Limitation of Liability and Indemnification Matters

        The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Nevada law. Such limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

        The Company's Bylaws provide that the Company shall indemnify its directors and executive officers and may indemnify its other officers and employees and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws permit such indemnification.

        At present, there is no pending litigation or proceeding involving any director, officer, employee, or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

ELECTION OF DIRECTORS
(Item 1 on Proxy Form)

        The Bylaws of the Company provide for the Directors to number at least three and no more than seven. Three members of the Board of Directors are to be elected at the Meeting. The Board intended to fill vacancies on the Board with independent Board members to be approved by the Board. The nominees selected by the Board of Directors for election by the Stockholders are listed on the following pages. Stockholders have cumulative voting rights when voting for Directors; accordingly, any Stockholder may multiply the number of Shares he or she is entitled to vote by the number of Directors to be elected and allocate votes among the candidates in any manner provided such candidate was in nomination prior to the meeting. Stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

        The Board of Directors intends to vote proxies equally for the nominees unless otherwise instructed on the Proxy Form. If you do not wish your Shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the Proxy Form. If at the time of the Meeting one or more of the nominees have become unavailable to serve, Shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors.

        Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of November 20, 2002.

Nominees for Election as Directors

        The names, ages, and positions of the nominees for election as Directors are as follows:

Name	Age	Position with the Company	First Elected
Mark S. Brewer	45	VP—Marketing, Director	1998
Bruce H. Haglund	51	Secretary, Director	1998
Culley W. Davis	46	Director Nominee	**

Mark S. Brewer, Director and Vice President—Marketing

        Mark S. Brewer served as Vice President and a member of the Board of Directors of the Company since 1997. Mr. Brewer also serves as President of Search International and Onkli, Incorporated. Search International was founded by Mr. Brewer in 1990 for the purpose of developing and marketing new products. He founded Onkli, Incorporated in 1991 for the purpose of creating and packaging consumer houseware products. In 1979, Mr. Brewer joined Advertising Professionals, a full service advertising agency that he acquired in 1989 and operated until 1996. Mr. Brewer is also a member of the Audit and Compensation Committees of the Board.

Bruce H. Haglund, Director and Secretary

        Bruce H. Haglund served as a Director and Secretary of the Company since 1992. Mr. Haglund is a principal in the law firm of Gibson, Haglund & Paulsen, with offices in Irvine, California, and Sandy, Utah. Mr. Haglund has been engaged in the private practice of law since 1980. He is a graduate of the University of Utah College of Law. Mr. Haglund is also a member of the Audit and Compensation Committees of the Board.

**Culley W. Davis, Director Nominee

        Culley W. Davis was a founder of the Company and was its Chief Executive Officer, Chairman of the Board, and a member of the Board of Directors from 1992 until December 2001 when he resigned as Chief Executive Officer, Chairman of the Board, and a member of the Board of Directors. Since January 2002, Mr. Davis has been engaged in consulting activities for various start-up entities and real estate developments. In March 2002, Mr. Davis filed for protection under Chapter 7 of the federal bankruptcy laws in the U.S. Bankruptcy Court for the District of Utah. Mr. Davis has not yet been issued a general discharge. In May, 1996, Mr. Davis entered into a stipulation for judgment and permanent injunction with the Department of Finance of the State of Idaho in connection with a complaint filed by the State of Idaho alleging that Mr. Davis violated provisions of the Idaho Securities Act. In accordance with the injunction, Mr. Davis paid a $50,000 fine to the state and was permanently enjoined from violating the Idaho Securities Act, from offering or selling unregistered securities in Idaho, and from transacting securities business in Idaho without applicable securities licenses.

Vote Required

        The three Director nominees receiving the highest number of votes will be elected. Management intends to vote "FOR" all of the Director nominees set forth above.

        The Board of Directors unanimously recommends that the Company's Stockholders vote "FOR" the election of the foregoing slate of nominees for the Board of Directors, and your proxy will be so voted unless you specify otherwise.

Executive Officers

        The name and position of the Company's executive officers who are not also nominees for Directors are as follows:

Paul A. Kujanpaa, Vice President, Manufacturing

        Mr. Kujanpaa has been Vice President of Manufacturing for ESSI and the Company since July 1998. From 1997 to 1998 he served as Senior Manager of Order Fulfillment and Logistics for Haworth, Inc. From 1994 until 1997 Mr. Kujanpaa was a Management Consulting Manager for Grant Thornton LLP, the country's seventh largest accounting and management consulting firm. During the period of 1991 to 1993 he held the position of Senior Management Consultant for Booz, Allen & Hamilton, an international management-consulting firm ranked among the top five in the world. From 1989 until 1991, Mr. Kujanpaa worked as Management Consultant for A.T. Kearney Incorporated, an international management-consulting firm based in Chicago, Illinois. During the period of 1988 to 1989, Mr. Kujanpaa was a partner of and Engineer Consultant for Metz and Associates Incorporated, a manufacturing engineering consulting firm that was sold to A.T. Kearney Incorporated in 1989. From 1986 to 1988 he held the position of Manufacturing Engineering Consultant for Ingersoll Engineers Incorporated of Rockford, Illinois. Mr. Kujanpaa received his B.S. in Manufacturing Engineering from Brigham Young University.

Ronald M. Turner, Vice President, Sales

        Ronald M. Turner joined the Company as National Sales Director in late 1999 and was promoted to Vice President, Sales in October 2000. Mr. Turner, a Certified Marketing Executive, came to the Company from the position of Executive Director of Sales and Marketing Executives of Madison, Inc., a position he held for eight years. He spent the previous 28 years in sales management with the American Breeders Service where he consistently exceeded his annual sales goals. Mr. Turner studied sales management and marketing at Syracuse University and holds a B. S. degree from Utah State University.

REPORT ON EXECUTIVE COMPENSATION

        The Company's compensation programs are designed to link executives' compensation to the performance of the Company. The annual salary paid to executives over the past three years reflect fixed amounts that are deemed competitive for executives with comparable ability and experience in the industry.

Compensation of Officers

        The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated to the Company's Chief Executive Officer and all officers whose compensation exceeded $100,000 for the year. Management of the Company was completely replaced in conjunction with the reorganization between the Company and ESSI.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
						Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted stock ($)	Options/ SARs (#)		LTIP Payouts ($)	All Other(1)
Culley W. Davis, Chairman, CEO(1)	2001 2000 1999	30,000 240,000 115,845	— — —	110,000 — —	(3)	— — —	— 225,000 300,000	(4) (5)	— — —	— — —
Ronald L. LaFord, President(1)(2)	2001 2000 1999	68,650 120,000 96,000	— — —	— — —		— — —	— — 60,000	(6)	— — —	— — —
(1)
The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment. The value of such benefits cannot be precisely determined; however, the executive Officers named above did not receive other compensation in excess of the lesser of $50,000 or 10% of such Officers' cash compensation.

(2)
Mr. LaFord's services as President were terminated as of January 1, 2001 and he received severance pay through July 15, 2001.

(3)
During the year 2001, the Company paid Lighthouse, Inc., a corporation wholly owned by Mr. Davis, management consulting fees for services rendered by Mr. Davis as Chief Executive Officer.

(4)
In December 2000, Mr. Davis was granted a non-statutory stock option to purchase 225,000 shares of common stock in the Company at $1.00 per share that expires on December 31, 2010.

(5)
In September 1999, Mr. Davis was granted stock options to purchase 300,000 shares of common stock of the Company exercisable at $5.50 per share, which vest in three equal installments on January 1, 2000, 2001, and 2002. Of the 300,000 options, 50,000 expire ten years from the date of grant and 250,000 expire five years from the date of grant.

(6)
In September 1999, Mr. LaFord was granted stock options to purchase 60,000 shares of common stock in the Company, of which 50,000 are exercisable at $5.50 per share and 10,000 are exercisable at $5.00 per share, all of which vest in three equal installments on January 1, 2000, 2001, and 2002, and all of which expire ten years from the date of grant.

Option Grants in Last Fiscal Year—Individual Grants

        There were no new option grants during the fiscal year ended December 31, 2001.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth the number of options, both exercisable and unexercisable, held by each of the named executive officers of the Company and the value of any in-the-money options at December 31, 2001 (assuming a market value of $.08 on December 31, 2001):

Name	Shares Acquired Upon Exercise	Value Realized	Value of Number of Unexercised Options At Fiscal Year-End Exercisable/Unexercisable	Unexercised In-the-Money Options at Fiscal Year-End Exercisable/Unexercisable
Culley W. Davis	-0-	-0-	490,000/107,500	$-0-/$-0-
Ronald L. LaFord	-0-	$-0-	126,667/-0-	$-0-/$-0-

Report of Compensation Committee

        November 15, 2002

HydroMaid International, Inc.
1350 East Draper Parkway
Draper, Utah 84020

        As the Compensation Committee of HydroMaid International, Inc. (the "Company"), it is our duty to review and recommend the compensation levels for members of the Company's management, evaluate the performance of management, and administer the Company's various incentive plans.

        The policies and underlying philosophy governing the Company's compensation program have been to (i) maintain a comprehensive program that is as competitive in the marketplace as the Company's limited resources for such a program to permit, (ii) provide opportunities integrating salary and stock options to compensate short and long-term performance of management, (iii) recognize and reward individual accomplishments, (iv) allow the Company to retain seasoned executives who are essential to the Company's success.

        In determining management's compensation, this Committee evaluates the compensation paid to management based on their performance, experience, and contribution to the financial performance of the Company. The Committee also takes into account such relevant external factors as general economic conditions, industry compensation comparisons, and geographical compensation comparisons.

        Management compensation is composed of salary and options to purchase shares of Common Stock at the fair market value on the date of grant.

        The base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the individual's experience, the competitive marketplace, the individual's performance of responsibilities, the individual's overall contribution to the Company, and the Company's resources.

        The Committee considers and recommends stock option grants under the Company's stock option plans for key employees and others who make substantial contributions to the long-term financial success of the Company. The Company and the Committee believe that stock options provide strong incentive to increase the value of stockholders' interests. Stock options grants are believed by the Committee to help focus management on the long-term success of the Company. The amount of any stock option grant is based primarily on an individual's responsibilities and position with the Company. Individual awards of options are affected by the Committee's subjective evaluation of factors it deems appropriate such as the assumption of responsibilities, competitive factors and achievements.

        At the current time, because of the Company's limited resources, the Company is not paying salaries to anyone other than Mark S. Brewer, our Vice President—Marketing ($85,000 per year), our Controller ($75,000) per year, and two staff members. Our Vice President—Production and Vice President—Sales have not been paid and have not accrued any salary since August 2002.

Compensation Committee
/s/ MARK S. BREWER Mark S. Brewer, Chairman
/s/ BRUCE H. HAGLUND Bruce H. Haglund, Member

RATIFICATION OF APPOINTMENT OF AUDITORS
(Item 2 on Proxy Form)

General

        In conjunction with a merger and reorganization of ESSI and the Company, the Company changed auditors in January 1999. The Company's former accountants, Jones, Jensen & Co., were dismissed effective January 26, 1999, and Squar, Milner, Reehl & Williamson, LLP ("Squar Milner"), were appointed as the Company's principal accountants. There were no disagreements with the former accountants and are no disagreements with the current accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. At a meeting on March 23, 2001, the Board of Directors unanimously approved the recommendation of the Audit Committee for the appointment of Squar Milner to audit the financial statements of the Company for 2002. This selection is subject to ratification or rejection by the Stockholders.

        Squar Milner has no financial interest in the Company. A representative of Squar Milner is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

        Squar Milner performed various audit and other services for the Company during 2001. Such services included an audit of annual financial statements, interim reviews of quarterly financial statements, review and consultation connected with certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

Audit Fees

        Following is a summary of the 2001 fees paid to Squar Milner for the audit of the Company's December 31, 2000 financial statements and reviews of quarterly reports filed with the SEC in 2001:

			All Other
Payments in Year Ended	Annual Audit	Tax	Audit- Related	Non-Audit- Related	Total All Other	Total
December 31, 2001	$56,794	$3,571	$1,500	$3,560	$5,060	$65,425

        The Company has paid approximately $49,000 through November 20, 2002 for the audit of the December 31, 2001 financial statements by Squar Milner.

All Other Fees

        The Company paid fees of approximately $5,060 to Squar Milner for all other services provided by it during 2001, including audit-related services of $1,500. Non-Audit related fees were for review of 2001 proxy statement and for a representative of Squar Milner to attend the May 19, 2001 stockholders meeting.

Report of the Audit Committee

        November 15, 2002

HydroMaid International, Inc.
1350 East Draper Parkway
Draper, Utah 84020

        The Board of Directors of the Company has appointed an Audit Committee composed of two directors, Messrs. Brewer and Haglund.

        The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles. The Audit Committee met four times in 2001.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management and with Squar Milner, the Company's independent auditors for 2001.

        The Audit Committee has discussed with Squar Milner the matters required to be discussed by Statement on Auditing Standards No. 61.

        The Audit Committee has received from Squar Milner the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Squar Milner's independence with them, and has considered the compatibility of non-audit services with the auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Audit Committee
/s/ MARK S. BREWER Mark S. Brewer, Chairman
/s/ BRUCE H. HAGLUND Bruce H. Haglund, Member

Use of the Report of the Audit Committee and Audit Committee Charter

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in the Report of the Audit Committee and the Audit Committee Charter shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Vote Required

        Ratification of the appointment of auditors requires a majority of the votes cast thereon. Any Shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee. The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to ratify the auditors.

        The Board of Directors unanimously recommends that the Company's Stockholders vote "FOR" the ratification of the auditors, and your proxy will be so voted unless you specify otherwise.

AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES
(Item 3 on Proxy)

        The Board of Directors has approved and recommends that the Stockholders approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 150,000,000. The Board recommends the increase in the number of authorized shares to allow the Company to raise additional capital through the sale of its shares and to pursue growth through acquisitions.

        Because the Company has 26,974,538 shares outstanding and approximately 1,500,000 shares reserved for issuance upon the exercise of outstanding stock options priced between $.25 and $5.50, the Company anticipates needing to raise additional capital to complete the development of its water-powered garbage disposal (the "Product") to achieve universal compliance with plumbing codes and to enhance the overall quality and performance of the Product. The Company also needs additional capital to continue its marketing efforts.

        The Company believes it will be required to raise approximately $1,500,000 during the first, second, and third quarters of 2003 to complete the development of the Product. Given the current market price of the Company's shares and the current investment climate, management of the Company believes it will be required to issue an additional 15,000,000 to 25,000,000 shares to raise the capital necessary to complete the development of the Product. Following completion of the development program, management of the Company believes it will be required to raise an additional approximately $1,500,000 for manufacturing, marketing, and working capital in the fourth quarter of 2003. An additional 15,000,000 to 25,000,000 shares are anticipated to be required to raise this additional capital. There can be no assurance that the $3,000,000 estimated to be necessary in 2003 can be raised through the issuance of 30,000,000 to 50,000,000 shares. By increasing the authorized shares to 150,000,000, the Company will have sufficient shares to raise the necessary capital if more shares are required to be issued or if more capital is required to accomplish the development, manufacture, and marketing of the Product in 2003.

Vote Required

        The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to amend the Articles of Incorporation to increase the number of authorized shares.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Stockholder proposals intended for inclusion in next year's proxy statement should be sent via certified mail-return receipt requested to Bruce H. Haglund, Secretary, Jamboree Center, 2 Park Plaza, Suite 450, Irvine, California 92614 and must be received by February 28, 2003.

MISCELLANEOUS AND OTHER MATTERS

        Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

Documents Incorporated by Reference

        The Company specifically incorporates the Financial Statements for the year ended December 31, 2001, filed as part of the 2001 Annual Report on Form 10-KSB in response to Item 13 of the 10-KSB. The Annual Report and attached Financial Statements should have been enclosed in the mailing containing this Proxy Statement.

        A copy of the Company's current Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto but without other exhibits, is being mailed to each Stockholder together with this Proxy Statement. Additional copies may be obtained by Stockholders without charge by writing to: HydroMaid International, Inc., 1350 East Draper Parkway, Draper, Utah 84020. Copies of any exhibits to the Annual Report, specifically listed in the Annual Report, may be obtained by Stockholders with a charge equal to the Company's cost to copy and send any requested exhibit.

HYDROMAID INTERNATIONAL, INC.

Proxy Form for Annual Meeting of Stockholders to be Held on January 11, 2003

        The undersigned hereby constitutes and appoints Mark S. Brewer and Bruce H. Haglund, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock, par value $.001, of HYDROMAID INTERNATIONAL, INC. (the "Company"), standing in the name of the undersigned at the close of business on November 22, 2002, at the Annual Meeting of Stockholders to be held January 11, 2003, and at any and all adjournments and postponements thereof, to vote:

1.
Election of Directors:

☐	FOR all nominees listed below (Except as marked to the contrary below)
☐	WITHHOLD AUTHORITY (Circle nominees for whom voting authority is to be withheld.)
BRUCE H. HAGLUND	MARK S. BREWER	CULLEY W. DAVIS
2.
To consider and ratify the appointment of SQUAR, MILNER, REEHL & WILLIAMSON, LLP as independent auditors of the Company for the fiscal year ending December 31, 2002:

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 150,000,000:

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.
In their discretion, the Board of Directors is authorized to vote this Proxy upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are made, this Proxy will be voted FOR the election of all of the director nominees named above and FOR approval of Proposal 2 if necessary.

DATED:	, 2002

(Signature)
(Signature, if held jointly)

IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, and trustees should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Please mark, sign, date, and return promptly.

THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF HYDROMAID INTERNATIONAL, INC.

QuickLinks

PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF DIRECTORS (Item 1 on Proxy Form)
REPORT ON EXECUTIVE COMPENSATION
RATIFICATION OF APPOINTMENT OF AUDITORS (Item 2 on Proxy Form)
AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES (Item 3 on Proxy)
SUBMISSION OF STOCKHOLDER PROPOSALS
MISCELLANEOUS AND OTHER MATTERS